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                       AIM VARIABLE INSURANCE FUNDS, INC.

                      AIM V.I. GOVERNMENT SECURITIES FUND


                        Supplement dated October 5, 1998
                      to the Prospectus dated May 1, 1998,
                as supplemented July 1, 1998 and October 2, 1998


The following paragraph should be inserted after the second full paragraph under the "CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES - DELAYED DELIVERY AGREEMENTS AND WHEN-ISSUED SECURITIES" section on page 5 of the Prospectus:

The Fund may engage in buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.